SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               -----------------



                                   FORM 8-K



                                CURRENT REPORT

                       PURSUANT TO SECTON 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



  Date of report:   July 21, 2005

  Date of earliest event reported:   July 21, 2005



                           GALLERY OF HISTORY, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)





          Nevada                   0-13757                   88-0176525
          ------                   -------                   ----------
(State or other jurisdiction     (Commission              (I.R.S. Employer
    of incorporation)            File Number)            Identification No.)





    Promenade Suite, 3601 West Sahara Avenue, Las Vegas, Nevada  89102-5822
          -------------------------------------------------------------
            (Address of principal executive offices - Zip Code)





                                (702) 364-1000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)











ITEM 9.    REGULATION FD DISCLOSURE.

           On May 21, 2005, the Registrant issued a press release attached hereto as Exhibit 99.1 and incorporated herein by this reference.

















                                  SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              GALLERY OF HISTORY, INC.



July 21, 2005                                 By:     Rod Lynam
-------------                                         ------------------------
    Date                                      Name:   Rod Lynam
                                              Title:  Chief Financial Officer